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                                                                   Exhibit 10.26

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


     This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of this 29th day of February, 2000 among WILSONS LEATHER HOLDINGS INC., a Minnesota corporation ("Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Lender, Swing Line Lender and as Agent ("Agent"), the Credit Parties signatory hereto and the Requisite Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                    RECITALS
                                    --------

     WHEREAS, Borrower, certain Credit Parties, Agent, and Lenders have entered into that certain Amended and Restated Credit Agreement dated as of May 24, 1999, as amended by the First Amendment to the Amended and Restated Credit Agreement dated September 24, 1999 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, Borrower and Agent wish to further amend the Credit Agreement, all as more fully set forth herein;

     NOW THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the parties hereto agree as follows:

Section 1 Amendments to the Credit Agreement.

     Subject to the satisfaction of the conditions precedent set forth in
Section 3 hereof, the parties hereto hereby agree to amend the Credit Agreement as follows:

          (a) Clause (12) of Section 6.1 is amended to read in its entirety as follows:

          After giving effect to a Permitted Investment, Ultimate Parent and Target, on a consolidated basis (if consolidation is required under GAAP), or Ultimate Parent alone (if consolidation is not required under GAAP) shall have a Fixed Charge Coverage Ratio that complies with Schedule I for the 12 months preceding and the 12 months following the Permitted Investment.

          (b) Section 6.2 of the Credit Agreement is amended and restated to read in its entirety as follows:

          No Credit Party shall make any investment in, or make or accrue loans or advances of money to, any Person, through the direct or indirect lending of money, holding of securities or otherwise, except that (a) any Loan Party may, so long as no Default or Event of Default has occurred and is continuing, make investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and having an investment rating of A-2 or P-2 or better from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) time deposits, demand deposits and certificates of deposit, maturing no more than one year from the date of creation thereof, issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $300,000,000 and having a senior secured rating of "A" or better by a nationally recognized rating agency (an "A Bank"), (iv) time deposits, maturing no more than 30 days from the date of creation thereof with an A Bank;
          (v) overnight repurchase obligations issued by an A Bank; (b) any Loan Party may, so long as no Default or Event of Default has occurred and is continuing and no Revolving Credit Advances are outstanding, make investments in (i) asset-backed securities and taxable or tax-exempt municipal bonds, in each case rated "AAA" or better by Standard & Poor's Corporation and maturing in six months or less and (ii) corporate bonds maturing in six months or less and rated "A" or better by Standard & Poor's Corporation; and (c) each Credit Party may (i) maintain its existing investments in its Subsidiaries as of the Closing Date, (ii) make unlimited investments in Borrower, (iii) make investments in new Subsidiaries and Permitted Investments in accordance with Section 6.1, (iv) upon prior written notice to Agent, maintain equity investments in Store Guarantors necessary to maintain them as Solvent in an aggregate amount not to exceed $1,000,000, (v) make intercompany loans as permitted under Section 6.3, and (vi) make other investments not exceeding $500,000 in the aggregate at any time outstanding.

          (c) The last sentence of Section 6.17 is amended and restated to read as follows:

          In addition, Ultimate Parent may repurchase up to an additional $30,000,000 of Senior Notes in the aggregate at any time after the end of the Fiscal Year ending in January of 2000; provided that Ultimate Parent may only repurchase Senior Notes during any Fiscal Year if it had consolidated EBITDA of at least $47,200,000 during the preceding Fiscal Year.

          (d) Clause (a) of Schedule I to the Credit Agreement is amended for Fiscal Year 2001 as follows:


                                       2
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                                                          Maximum Capital
                          Period                      Expenditures per Period
                          ------                      -----------------------
         Fiscal Year ending in January of 2001              $38,000,000


          (e) Clause (b) of Schedule I is amended by adding the following proviso to the end of that clause:

          provided, however, that for the four Fiscal Quarters ending on or about the last day of July, 2000, and on or about the last day of October, 2000, the Fixed Charge Coverage Ratio shall be not less than
          0.90 : 1.0.

Section 2 Representations and Warranties.

     Borrower and the Credit Parties represent and warranty that:

          (a) the execution, delivery and performance by Borrower and the Credit Parties of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower and the Credit Parties enforceable against Borrower and Credit Parties in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

          (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

          (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's or Credit Parties' certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower, the Credit Parties or any of their Subsidiaries is a party or by which Borrower, the Credit Parties or any of their Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document a copy of which has been delivered to Agent on or before the date hereof; and

          (d) no Default or Event of Default will exist or result after giving effect hereto.


                                       3
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Section 3 Conditions to Effectiveness.

     This Amendment will be effective only upon satisfaction of the following:

          (a) Execution and delivery of four counter-parts of this Amendment by Borrower, the Credit Parties that are listed on the signature pages hereto and Requisite Lenders.

          (b) The representations and warranties contained herein shall be true and correct in all respects.

          (c) Each of the Guarantors shall have executed and delivered the form of Reaffirmation of Guaranty attached to this Amendment.

Section 4 Reference to and Effect Upon the Credit Agreement.

          (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and refer to the Credit Agreement as amended hereby.

Section 5 Waiver and Release.

     In consideration of the foregoing, Borrower and the Credit Parties hereby waives, releases and covenants not to sue Agent with respect to, any and all claims it may have against Agent, whether known or unknown, arising in tort, by contract or otherwise prior to the date hereof.

Section 6 Costs and Expenses.

     As provided in Section 11.3 of the Credit Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

Section 7 Governing Law.

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.


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Section 8 Headings.

                  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this amendment for any other purposes.

Section 9 Counterparts.

     This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.


                            [signature page follows]


                                       5
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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                       BORROWER:

                                       WILSONS LEATHER HOLDINGS INC.


                                       By: /s/ Douglas J. Treff
                                           -------------------------------------
                                       Title: CFO
                                              ----------------------------------


                                       AGENT:

Revolving Loan Commitment:             GENERAL ELECTRIC CAPITAL
$45,000,000                            CORPORATION, as Agent, Lender and
(including $10,000,000 Swing           Swing Line Lender
Line Commitment)



                                       By: Geoffrey K. Hall
                                           -------------------------------------
                                       Title: Duly Authorized Singatory
                                              ----------------------------------


                                       LENDERS:

Revolving Loan Commitment:             Fleet National Bank
$10,000,000


                                       By: /s/ Katheleen Dimock
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

Revolving Loan Commitment:             THE CIT GROUP/BUSINESS CREDIT,
$10,000,000                            INC., as Lender


                                       By: /s/ Evelyn Kusold
                                           -------------------------------------
                                       Title: Assistant Vice President
                                              ----------------------------------


                                       6
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Revolving Loan Commitment:             FIRST UNION NATIONAL BANK, as Lender
$20,000,000

                                       By: /s/ Joan Anderson
                                           -------------------------------------
                                       Title: VP
                                              ----------------------------------


Revolving Loan Commitment:             U.S. BANK NATIONAL ASSOCIATION,
$15,000,000                            as Lender


                                       By: /s/ Kim Leppanen
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

Revolving Loan Commitment              HARRIS TRUST AND SAVINGS BANK,
$15,000,000                            as Lender


                                       By: /s/ George M. Dluhy
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

Revolving Loan Commitment              FLEET BUSINESS CREDIT CORPORATION,
$10,000,000                            as Lender


                                       By: /s/ Donald A. Mastro
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------


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                                       LOAN PARTIES:

                                       Wilsons The Leather Experts Inc.


                                       By: /s/ Douglas J. Treff
                                           -------------------------------------
                                       Title: CFO
                                              ----------------------------------



                                       Wilsons Center, Inc.


                                       By: /s/ Douglas J. Treff
                                           -------------------------------------
                                       Title: CFO
                                              ----------------------------------



                                       Rosedale Wilsons, Inc.


                                       By: /s/ Douglas J. Treff
                                           -------------------------------------
                                       Title: CFO
                                              ----------------------------------



                                       River Hills Wilsons, Inc.


                                       By: /s/ Douglas J. Treff
                                           -------------------------------------
                                       Title: CFO
                                              ----------------------------------



                                       Bermans The Leather Experts Inc.


                                       By: /s/ Douglas J. Treff
                                           -------------------------------------
                                       Title: CFO
                                              ----------------------------------


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